UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
   Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)        March 30, 2007
                                                ______________________________



                             TD Banknorth Inc.
______________________________________________________________________________
          (Exact name of registrant as specified in its charter)



         Delaware                      000-51179                  01-0437984
______________________________________________________________________________
(State or other jurisdiction     (Commission File Number)        (IRS Employer
of incorporation)                                          Identification No.)



P.O. Box 9540, Two Portland Square, Portland, Maine               04112-9540
______________________________________________________________________________
(Address of principal executive offices)                          (Zip Code)




Registrant's telephone number, including area code   (207) 761-8500
                                                  ____________________________


                              Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item 5.04 Temporary Suspension of Trading Under Registrant's Employee Benefit Plans.
           -------------------------------------------------------------------

     This Form 8-K is being filed to comply with the requirement that notice of a blackout period under the TD Banknorth Inc. 401(k) Plan (the "Plan") be given to TD Banknorth's directors and executive officers and also be furnished to the Securities and Exchange Commission under cover of a Form 8-K. During the blackout period, participants in the Plan will be unable to direct or diversify investments in their Plan accounts, obtain loans from the Plan or obtain distributions from the Plan, to the extent their account is invested in the TD Banknorth Common Stock Fund. The purpose of the blackout period is to terminate the TD Banknorth Common Stock Fund as an available investment option in the Plan as a result of the pending acquisition by The Toronto-Dominion Bank ("TD") of all of the outstanding common stock of TD Banknorth that it does not currently own pursuant to the merger of a wholly-owned subsidiary of TD with and into TD Banknorth, which is currently expected to close on or about April 20, 2007, subject to shareholder and regulatory approval.

     TD Banknorth is notifying its directors and executive officers of trading restrictions in securities of TD Banknorth during the blackout period. The blackout period will begin on April 13, 2007 and continue through completion of the merger. The notice sent to directors and executive officers of TD Banknorth on March 30, 2007 is included as Exhibit 99 hereto.

Item 9.01 Financial Statements and Exhibits
          ---------------------------------

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  The following exhibits are included with this Report:

     Exhibit No.         Description
     ----------          -----------

     99 Notice sent to directors and executive officers of TD Banknorth on March 30, 2007




















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                                SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                         TD BANKNORTH INC.


                         By:  /s/ Peter J. Verrill
                              -----------------------------------
                              Name:  Peter J. Verrill
                              Title: Vice Chair and Chief Operating Officer

Date:  March 30, 2007






























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